Exhibit 99.1

Longevity Acquisition Corporation Announces Increased Cash Contribution for the Extension

NEW YORK, Nov. 17, 2020 /PRNewswire/ -- Longevity Acquisition Corporation (NASDAQ: LOAC) (the "Company" or “LOAC”), a publicly-traded special purpose acquisition company (SPAC), announced that in light of the upcoming special shareholder meeting (the “Special Meeting”), if the shareholders approves the proposal to extend the date by which the Company must complete its initial business combination from November 30, 2020 to May 29, 2021 or such earlier date as determined by the board (the “Extension”), for each public share that is not redeemed by the Company’s shareholders in connection with the Extension (each, a “Remaining Share”), for each monthly period, or portion thereof during the Extension, it will deposit $0.05 per share into the trust account as additional interest on the proceeds in the trust account Extension (the “ Increased Cash Contribution”). This Increased Cash Contribution replaces the previously announced cash contribution of $0.025 per month for each Remaining Share.

No changes have been made to the Special Meeting’s date, record date and location or the proposals to be brought before the Special Meeting, which are presented in the Company's definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on October 26, 2020.

About LOAC

LOAC is a blank check company, also commonly referred to as a Special Purpose Acquisition Company, or SPAC, formed for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation, purchasing all or substantially all of the assets of, entering into contractual arrangements, or engaging in any other similar business combination with one or more businesses or entities. LOAC’s efforts to identify a target business have not been limited to a particular industry or geographic region. LOAC is sponsored by Whale Management Corporation, a BVI business company with limited liability.

Additional Information about the Transaction and Where to Find it

The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from the Company's shareholders in connection with the matters to be considered at Company's upcoming Special Meeting. The Company filed with the U.S. Securities and Exchange Commission (the "SEC") on October 26, 2020 a definitive proxy statement and form of proxy card in connection with its solicitation of proxies from Company shareholders for the Annual Meeting. Company shareholders are strongly encouraged to read the definitive proxy statement (including any supplements or amendments thereto), the accompanying form of proxy card and any other relevant documents that the Company files with the SEC when they become available because they will contain important information. Detailed information regarding the identity of participants and their direct or indirect interests, by security holdings or otherwise, is set forth in the proxy statement and other materials filed by the Company with the SEC. Shareholders are able to obtain the proxy statement, any supplements or amendments to the proxy statement and other documents filed by the Company with the SEC for no charge at the SEC's website at http://www.sec.gov. If you have questions about how to vote or direct a vote in respect of your shares, you may contact Advantage Proxy at (877) 870-8565 (toll free) or by email at ksmith@advantageproxy.com.

Forward-Looking Statements

This press release and the exhibits hereto include “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 and within the meaning of Section 27a of the Securities Act of 1933, as amended, and Section 21e of the Securities Exchange Act of 1934, as amended. Any actual results may differ from expectations, estimates and projections presented or implied and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, LOAC’s expectations with respect to future performance, anticipated financial impacts of the proposed business combination, approval of the business combination transactions by security holders, the satisfaction of the closing conditions to such transactions and the timing of the completion of such transactions.

Contact:

Matthew Chen

Longevity Acquisition Corporation

+ (86) 21-60832028

mchen@lonacq.com